SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($)	Mar. 31, 2023	Jun. 30, 2022	Jun. 30, 2021
Construction In Progress
Net operating loss - U.S.		$ 4,321,600	$ 4,742,347
Net operating loss - Foreign		1,682,879	1,179,984
Employee benefits		59,546	24,400
Total deferred tax assets, net		6,064,025	5,946,731
Less: valuation allowance	$ (7,596,042)	(6,064,025)	(5,946,731)
Net deferred taxes